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                                                                    EXHIBIT 10.1



                                               January 11, 2000




Hutchinson Technology Incorporated
40 West Highland Park
Hutchinson, Minnesota 55350

         RE:   Master Lease Agreement dated as of December 19, 1996, as amended

Gentlemen:

         This will confirm the collateral understanding which has been reached between us with respect to the above-referenced Master Lease Agreement (the "Lease"), between General Electric Capital Corporation ("Lessor") and Hutchinson Technology Incorporated ("Lessee"). The interest of Lessor in certain Equipment Schedules executed pursuant to the Lease has been assigned to Firstar Leasing Services Corporation, U.S. Bancorp Leasing & Financial, The Fifth Third Leasing Company, The CIT Group/Equipment Financing, Citizens Leasing Corporation and Selco Service Corporation (collectively, "Assignees"). Assignees join herein to confirm their agreement to the amendments hereinafter set forth.

         In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties agree as follows:

         1. In Clause (1) of Section XXIV(b) of the Lease, the words and
amortization are deleted and the following substituted in lieu thereof:        ,
amortization and other non-cash charges (determined in accordance with Agreement Accounting Principles).

         2. Except as expressly set forth herein, the terms and conditions of the Lease remain unmodified and in full force and effect.

         If the foregoing accurately sets forth our understanding with respect to the subject matter hereof, please sign and return the enclosed coy of this letter and it will constitute an amendment of the Lease pursuant to Section XX
(f) thereof effective as of December 22, 1999.


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Hutchinson Technology Incorporated
January 11, 2000
Page 2




                               GENERAL ELECTRIC CAPITAL
                                CORPORATION


                               By: /s/ Salvatore Salzillo
                                  ------------------------------------------
                               Name:   Salvatore Salzillo
                                    ----------------------------------------
                               Title:  Transaction & Syndication Manager
                                     ---------------------------------------

                               FIRSTAR LEASING SERVICES
                                CORPORATION


                               By: /s/ Scott Durbahn
                                  ------------------------------------------
                               Name:   Scott Durbahn
                                    ----------------------------------------
                               Title:  Senior Investment Analyst
                                     ---------------------------------------

                               U.S. BANCORP LEASING & FINANCIAL


                               By: /s/ Clifford Swan
                                  ------------------------------------------
                               Name:   Clifford Swan
                                    ----------------------------------------
                               Title:  Vice-President
                                     ---------------------------------------


                               THE FIFTH THIRD LEASING COMPANY


                               By: /s/ William M. Thurman
                                  ------------------------------------------
                               Name:   William M. Thurman
                                    ----------------------------------------
                               Title:  Vice President
                                     ---------------------------------------



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Hutchinson Technology Incorporated
January 11, 2000
Page 2




                               SELCO SERVICE CORPORATION


                               By: /s/ D. Churchill
                                  ------------------------------------------
                               Name:   D. Churchill
                                    ----------------------------------------
                               Title:  SVP
                                     ---------------------------------------


                               THE CIT GROUP/EQUIPMENT FINANCING


                               By: /s/ Daniel A. Nichols
                                  ------------------------------------------
                               Name:   Daniel A. Nichols
                                    ----------------------------------------
                               Title:  Assistant Vice President
                                     ---------------------------------------


                               CITIZENS LEASING CORPORATION


                               By: /s/ John Young
                                  ------------------------------------------
                               Name:   John Young
                                    ----------------------------------------
                               Title:  Vice President
                                     ---------------------------------------



AGREED:

HUTCHINSON TECHNOLOGY INCORPORATED


By: /s/ John A. Ingleman
   -------------------------------------------
Name:   John A. Ingleman
     -----------------------------------------
Title:  Chief Financial Officer
      ----------------------------------------